UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2012

FIRST FINANCIAL CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana	000-16759	35-1546989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One First Financial Plaza

Terre Haute, Indiana 47807

(Address of Principal Executive Offices, including Zip Code)

(812) 238-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 21, 2012, the Board of Directors of First Financial Corporation (the “Corporation”) adopted a restatement of the Code of By-Laws of the Corporation. A copy of the By-laws of the Corporation as restated is attached as Exhibit 3(ii) to this current report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) – (c)

Not applicable.

(d)	Exhibits.

3(ii)	Code of By-laws of First Financial Corporation, as restated on August 21, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2012

FIRST FINANCIAL CORPORATION

By:	/s/ Norman L. Lowery
Norman L. Lowery
Vice Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

3(ii)	Code of By-laws of First Financial Corporation, as restated on August 21, 2012.

4